 99.2               Form of Notice of Guaranteed Delivery.

                         NOTICE OF GUARANTEED DELIVERY

                     PRIMUS TELECOMMUNICATIONS GROUP, INC.

                               OFFER TO EXCHANGE
                                  ALL OF ITS
                        11 1/4% SENIOR NOTES DUE 2009
                            FOR A NEW SERIES OF ITS
                        11 1/4% SENIOR NOTES DUE 2009
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
               PURSUANT TO THE PROSPECTUS DATED ______ __, 1999

     As set forth in Prospectus described below, this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender for exchange 11 1/4% Senior Notes due 2009 ("Old Notes"), of Primus Telecommunications Group, Incorporated, a Pennsylvania corporation ("Company"), pursuant to the Exchange Offer (as defined below) if certificates for Old Notes are not immediately available or the certificates for Old Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to ________ __, 1999 (the "Expiration Date"), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                           FIRST UNION NATIONAL BANK

 By Mail, Hand or Overnight Delivery:                 By Facsimile:

First Union Customer Information Center              (704) 590-7628
Reorganization Department, 36C-NC 1153
   1525 West W.T. Harris Boulevard               To confirm by Telephone
        Charlotte, NC  28262                     or for Information call:

                                                     (704) 590-7408

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

                   __________________________________________

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
      TIME, ON __________ __, 1999,UNLESS THE EXCHANGE OFFER IS EXTENDED.
                   __________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated _________ __, 1999 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedures."

Signature(s)___________________________________________________________________

Name(s) of Eligible Holders

_______________________________________________________________________________

_______________________________________________________________________________


                              PLEASE TYPE OR PRINT

Principal Amount of Old Notes Tendered for
Exchange $_____________________________________________________________________

Old Note Certificate No(s).  (If available_____________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Dated _____________________________________ , 199



Address(es)____________________________________________________________________

_______________________________________________________________________________
                                                        Zip Code

Area Code and Tel. No.(s)______________________________________________________

(Check box if shares will be tendered by book-entry transfer)

[ ] The Depository Trust Company

Account Number_________________________________________________________________

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby guarantees to either deliver to the Exchange Agent the certificates representing all the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof),properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.



Name of Firm:_______________________  _______________________________________
                                              (Authorized Signature)

Address: ___________________________  Title:_________________________________

____________________________________  Name:__________________________________
                    (Zip Code)                (Please type or print)

Area Code and Telephone Number:       Date:_______________________________

____________________________________

  NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE. CERTIFICATES
                SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.